SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 21, 2004 (Date of Report)

CACI International Inc (Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road Arlington, Virginia 22201 (Address of principal executive offices) (ZIP code)

(703) 841-7800 (Registrant’s telephone number, including area code)

ITEM 9: REGULATION FD DISCLOSURE

On January 21, 2004 the Registrant released its financial results for the second quarter and first half of fiscal year 2004.

A copy of the Registrant’s press release announcing the financial results as well as the schedule for a conference call and “web cast” on January 22, 2004 is attached as Exhibit 99 to this current report on Form 8-K.

EXHIBITS

Exhibit Number
99	Press Release dated January 21, 2004, announcing CACI’s second quarter and first half financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc Registrant

By	/s/ Jeffrey P. Elefante Jeffrey P. Elefante Executive Vice President, General Counsel and Secretary